                                IMAX CORPORATION
                                   EXHIBIT 24
                                POWER OF ATTORNEY

                  Each of the persons whose signature appears below hereby constitutes and appoints Francis T. Joyce and Robert D. Lister, and each of them severally, as his true and lawful attorney or attorneys with power of substitution and re-substitution to sign in his name, place and stead in any and all such capacities the 10-K, including the French language version thereof, and any and all amendments thereto and documents in connection therewith, and to file the same with the U.S. Securities Exchange Commission (the "SEC") and such other regulatory authorities as may be required, each of said attorneys to have power to act with and without the other, and to have full power and authority to do and perform, in the name and on behalf of each of the directors of the Corporation, every act whatsoever which such attorneys, or either of them, may deem necessary of desirable to be done in connection therewith as fully and to all intent and purposes as such directors of the Corporation might or could do in person.

Dated this 7(th) day of March, 2003

      Signature                                  Title
      ---------                                  -----
"Richard L. Gelfond"            Co-Chairman and Co-Chief Executive Officer
---------------------           (Principal Executive Officer)
Richard L. Gelfond

"Bradley J. Wechsler"           Co-Chairman and Co-Chief Executive Officer
---------------------           (Principal Executive Officer)
Bradley J. Wechsler

"Kenneth G. Copland"            Director
---------------------
Kenneth G. Copland

"J. Trevor Eyton"               Director
---------------------
J. Trevor Eyton

"Michael Fuchs"                 Director
---------------------
Michael Fuchs

"Garth M. Girvan"               Director
---------------------
Garth M. Girvan

"Ellis B. Jones"                Director
---------------------
Ellis B. Jones

     Signature                                 Title
     ---------                                 -----
"G. Edmund King"                Director
---------------------
G. Edmund King

"Murray B. Koffler"             Director
---------------------
Murray B. Koffler

"Marc A. Utay"                  Director
---------------------
Marc A. Utay

"W. Townsend Ziebold"           Non-Executive Chairman of the Board and
---------------------           Director
W. Townsend Ziebold

"Francis T. Joyce"              Chief Financial Officer
---------------------           (Principal Financial Officer)
Francis T. Joyce

"Kathryn A. Gamble"             Vice President, Finance and Controller
---------------------           (Principal Accounting Officer)
Kathryn A. Gamble